EXHIBIT 1.1


                    BMW VEHICLE LEASE TRUST, SERIES 2000-A

                                  $_________
                  ____% Asset Backed Senior Notes, Class A-1

                                  $_________
                  ____% Asset Backed Senior Notes, Class A-2

                                  $_________
                  ____% Asset Backed Senior Notes, Class A-3

                                  $_________
                  ____% Asset Backed Senior Notes, Class A-4


                             UNDERWRITING AGREEMENT

                                                                 November_, 2000
Salomon Smith Barney Inc.,
 as Representative of the several Underwriters listed on Schedule I hereto
c/o Salomon Smith Barney Inc.
390 Greenwich Street
New York, New York 10013

Dear Sirs:

     BMW Auto Leasing LLC, a Delaware limited liability company (the "Transferor"), and BMW Financial Services NA, LLC, a Delaware limited liability company ("BMW FS"), hereby confirm their respective agreements with the several underwriters named in Schedule I hereto (the "Underwriters"), for whom you are acting as representative (the "Representative"), with respect to the sale by the Transferor and the purchase by the Underwriters, acting severally and not jointly, of $__________ aggregate principal amount of _____% Asset Backed Senior Notes, Class A-1 (the "Class A-1 Senior Notes"), $__________ aggregate principal amount of ____% Asset Backed Senior Notes, Class A-2 (the "Class A-2 Senior Notes"), $__________ aggregate principal amount of ____% Asset Backed Senior Notes, Class A-3 (the "Class A-3 Senior Notes") and $__________ aggregate principal amount of ____% Asset Backed Senior Notes, Class A-4 (the "Class A-4 Senior Notes", and together with the Class A-1 Senior Notes, the Class A-2
Senior Notes and the Class A-3 Senior Notes, the "Senior Notes") of the BMW Vehicle Lease Trust, Series 2000-A (the "Trust") under the terms and conditions contained herein. The Transferor was formed pursuant to a limited liability company agreement, dated as of August 4, 2000 (the "Transferor LLC Agreement"), among BMW FS, as the primary member (in such capacity, the "Transferor Member"), and BMW FS Receivables Corp., a Delaware corporation, as the second member. BMW FS was formed pursuant to a limited liability
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company agreement, dated as of May 1, 2000 (the "BMW FS LLC Agreement"), entered into by BMW of North America, Inc., as sole member.

     Simultaneously with the issuance of the Senior Notes, the Transferor will cause the Trust to issue $__________ aggregate principal amount of ____% Asset Backed Subordinated Notes (the "Subordinated Notes", and together with the Senior Notes, the "Notes") and $__________ aggregate principal amount of ____% Asset Backed Certificates (the "Certificates", and together with the Notes, the "Securities"). The Senior Notes will be issued pursuant to an indenture to be dated as of November 1, 2000 (the "Indenture") between the Trust and The Chase Manhattan Bank, a New York banking corporation, as trustee (the "Indenture Trustee"). The Subordinated Notes and the Certificates will be issued pursuant to an amended and restated trust agreement, dated as of November 1, 2000 (the "Trust Agreement"), between the Transferor and The Wilmington Trust Company, a Delaware banking corporation, as trustee (the "Owner Trustee"). Each Note will represent an obligation of, and each Certificate will represent an undivided interest in, the Trust. The Transferor will retain the Subordinated Notes and a Certificate (the "Transferor Certificate") with a principal amount equal to approximately 1% of the initial Certificate principal balance. The Subordinated Notes will be subordinated to the Senior Notes and the Certificates will be subordinated to the Subordinated Notes, in each case to the extent described in the Trust Agreement and the Indenture. Under an administration agreement, dated as of November 1, 2000 (the "Trust Administration Agreement"), between BMW FS, as administrator (in such capacity, the "Administrator"), and the Trust, the Administrator will perform the Trust's administrative obligations under the Trust Agreement and the Indenture.

     Financial Services Vehicle Trust (the "Vehicle Trust") was created to take assignments and conveyances of, and to hold in trust, various leases, vehicles and certain related assets (collectively, the "Trust Assets"). The Vehicle Trust was created and is governed by an amended and restated trust agreement, dated as of September 27, 1996, as amended as of May 25, 2000 (the "Vehicle Trust Agreement"), between BMW Manufacturing LP (the "UTI Beneficiary" or "BMW LP"), an Indiana limited partnership, as grantor and initial beneficiary, and Chase Manhattan Bank Delaware (predecessor in interest to Chase Manhattan Bank USA, National Association, a national banking association), as trustee (the "Vehicle Trustee").

     The UTI Beneficiary was formed under the laws of Indiana pursuant to a limited partnership agreement, dated February 12, 1996 (the "Partnership Agreement"), between BMW Facility Partners, Inc., a Delaware corporation (predecessor in interest to BMW Facility Partners, LLC ("BMW Facility Partners"), a Delaware limited liability company), as the sole general partner (the "BMW LP General Partner"), and BMW FS, as the sole limited partner. BMW Facility Partners was formed pursuant to a limited liability company agreement, dated as of December 22, 1999 entered into by BMW FS as sole member.

     Pursuant to a supplement of the Vehicle Trust Agreement, dated as of November 1, 2000 (the "SUBI Supplement", and together with the Vehicle Trust Agreement, the "SUBI Trust Agreement"), among the parties to the Vehicle Trust Agreement, the Vehicle Trustee will be directed by the UTI Beneficiary to establish two special units of beneficial interest to be known as the "2000-A Lease SUBI" and the "2000-A Vehicle SUBI" (each, a "2000-A SUBI"). The Vehicle Trustee will allocate (i) a portfolio consisting of the lease agreements (the "2000-A Leases") relating to certain specified vehicles (the "2000-A Vehicles") and certain other related

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assets to the 2000-A Lease SUBI, and (ii) a portfolio consisting of the 2000-A
Vehicles and certain other related assets to the 2000-A Vehicle SUBI (collectively, the "SUBI Assets"). The Trust Assets (including the SUBI Assets) will be serviced by BMW FS (in such capacity, the "Servicer") pursuant to a servicing agreement, dated as of August 30, 1995 (the "Basic Servicing Agreement"), as supplemented by a 2000-A SUBI servicing supplement, dated as of November 1, 2000 (the "SUBI Servicing Supplement" and, together with the Basic Servicing Agreement, the "Servicing Agreement"), in each case among the Vehicle Trust, the UTI Beneficiary and Servicer.

     In connection with the creation of the 2000-A Lease SUBI, the Vehicle Trust will issue to the UTI Beneficiary a certificate (the "Lease SUBI Certificate") representing the entire beneficial interest in the 2000-A Lease SUBI and a certificate (the "Vehicle SUBI Certificate", and together with the Lease SUBI Certificate, the "SUBI Certificates") representing the entire beneficial interest in the 2000-A Vehicle SUBI. Pursuant to a SUBI certificate transfer agreement, dated as of _______ 1, 2000 (the "SUBI Certificate Transfer Agreement"), between the Transferor and the UTI Beneficiary, the UTI Beneficiary will sell the Vehicle SUBI Certificate and the Lease SUBI Certificate to the Transferor. Pursuant to a SUBI certificate transfer agreement, dated as of November 1, 2000 (the "Issuer SUBI Certificate Transfer Agreement"), between the Transferor and the Trust, the Transferor will sell the Vehicle SUBI Certificate to the Trust.

     Pursuant to a program operating lease, dated as of November 1, 2000 (the "Program Operating Lease"), between the Trust, as program lessor, and the Transferor, as program lessee, the Trust will lease the Vehicle SUBI Certificate, subject to the lien of the Indenture, to the Transferor in exchange for the obligation of the Transferor to make certain payments during the period that each 2000-A Vehicle is subject to the Program Operating Lease. To secure payment by the Transferor under the Program Operating Lease, the Transferor will grant a security interest to the Trust in all of its right, title and interest in and to the Lease SUBI Certificate. The Trust in turn, will pledge its interest in the Lease SUBI Certificate and payments under the Program Operating Lease to the Indenture Trustee to secure payment on the Senior Notes. The Trust will apply payments received from the Transferor under the Program Operating Lease to pay interest on and principal of the Securities in accordance with their respective terms.

     The Indenture, the Trust Agreement, the Servicing Agreement, the SUBI Trust Agreement, the SUBI Certificate Transfer Agreement, the Trust Administration Agreement, the Issuer SUBI Certificate Transfer Agreement, the Program Operating Lease, a backup security agreement, dated as of November 1, 2000 (the "Backup Security Agreement"), among BMW FS, the Vehicle Trust, the UTI Beneficiary, the Transferor, the Trust and the Indenture Trustee, and a control agreement, dated as of November 1, 2000 (the "Control Agreement"), among the Transferor, the Trust, as initial secured party, and The Chase Manhattan Bank, as assignee-secured party and securities intermediary (in such capacity, the "Securities Intermediary"), are referred to herein collectively as the "Basic Documents". Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the SUBI Trust Agreement, the Indenture or in
Section 17, as the case may be.

     The Transferor and BMW FS understand that the Underwriters propose to make a public offering of the Senior Notes as soon as the Representative deems advisable after this Agreement

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

has been executed and delivered and the Indenture has been qualified under the Trust Indenture Act. The Certificates, other than the Transferor Certificate, are being offered privately and are being purchased pursuant to a purchase agreement, dated on or about the date hereof (the "Purchase Agreement"), among the Transferor, BMW FS and Salomon Smith Barney Inc. as the initial purchaser.

     Section 1.   Representations and Warranties.
                  ------------------------------

     (a)  Representations and Warranties by the Transferor and BMW FS.  Each of
          -----------------------------------------------------------
the Transferor and BMW FS jointly and severally represents and warrants to, and agrees with, each Underwriter as follows:

          (i)  Compliance with Registration Requirements.  The Transferor has
               ------------------------------------------
     prepared and filed with the Commission a registration statement on Form S-1 (No. 333-43128), including a related preliminary prospectus, for registration under the Act of the offering and sale of the Senior Notes. The Transferor has filed one or more amendments thereto, including a related preliminary prospectus, each of which has previously been furnished to the Representative. The Transferor will next file with the Commission either (A) prior to the Effective Date, a further amendment to such registration statement (including the form of final prospectus) or (B) after the Effective Date of such registration statement, a final prospectus in accordance with Rules 430A and 424(b). In the case of clause (B), the Transferor has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Prospectus. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Representative prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Transferor has advised the Representative, prior to the Execution Time, will be included or made therein.

          On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the Trust Indenture Act and the respective rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date, the Indenture did or will comply in all material respects with the applicable requirements of the Trust Indenture Act and the rules thereunder; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that no representation or warranty is made as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Transferor by or on behalf of any Underwriter through the Representative specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

          (ii)  Enforceability of the Indenture.  The Indenture has been duly
                -------------------------------
     authorized and duly qualified under the Trust Indenture Act and, when duly executed and delivered by the Trust and the Indenture Trustee, will constitute a valid and binding agreement of the Trust, enforceable against the Trust in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (iii) Issuance of the Senior Notes.  The Senior Notes have been duly
                -----------------------------
     authorized and, at the Closing Date, will have been duly executed by the Trust and, when authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Trust, enforceable against the Trust in accordance with their terms, except as the enforcement may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and will be in the form contemplated by, and entitled to the benefits of, the Indenture and the Trust Agreement.

          (iv)  Issuance of Certificates and Subordinated Notes.  The
                -----------------------------------------------
     Certificates and Subordinated Notes have been duly authorized and, at the Closing Date, will have been duly executed and, when authenticated, issued and delivered in the manner provided for in the Trust Agreement and delivered against payment of the purchase price therefor as provided in the Purchase Agreement, will constitute valid and binding obligations of the Trust, enforceable against the Trust in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws or affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Trust Agreement.

          (v)   Description of Securities and Basic Documents.  The Securities
                ---------------------------------------------
     and each of the Basic Documents conform in all material respects to the descriptions thereof and the statements relating thereto contained in the Prospectus and will be in substantially the respective forms filed as exhibits to the Registration Statement.

          (vi)  SUBI Certificates.  The SUBI Certificates conform in all
                -----------------
     material respects to the descriptions thereof and the statements relating thereto contained in the Prospectus; and the SUBI Certificates have been duly and validly authorized and, when executed,

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

     issued, authenticated and delivered in accordance with the SUBI Trust Agreement, will be duly and validly issued and outstanding and entitled to the benefits of the SUBI Trust Agreement.

          (vii)  Absence of Further Requirements. No authorization, approval or
                 -------------------------------
     consent of any court, governmental authority or agency or any other person is necessary in connection with (A) the issuance of the SUBI Certificates,
     (B) the issuance of the Securities or the offering and sale of the Senior Notes and Certificates, (C) the execution, delivery and performance by the Transferor of this Agreement or any Basic Document to which it is a party or (D) the consummation by the Transferor of the transactions contemplated hereby or thereby, except such authorizations, approvals or consents as have been obtained and are in full force and effect as of the Closing Date.

          (viii) No Investment Company Act Registration. None of the
                 --------------------------------------
     Transferor, BMW FS, the UTI Beneficiary, the Vehicle Trust or the Trust is now or, as a result of the transactions contemplated by this Agreement, will be, an "investment company" under the Investment Company Act of 1940, as amended.

          (ix)   Allocation of SUBI Assets.  At or prior to the Closing Date,
                 -------------------------
     the Vehicle Trustee will have allocated 2000-A Leases and 2000-A Vehicles as SUBI Assets that have an Aggregate Cutoff Date Securitization Value equal to $1,547,538,089 and each of the 2000-A Leases and 2000-A Vehicles allocated as a SUBI Asset at the Closing Date will meet the eligibility criteria for selection described in the SUBI Trust Agreement.

          (x)    Use of Proceeds.  The Transferor will cause the Trust to use
                 ---------------
     the net proceeds of the Senior Notes as described in the Prospectus under the caption "Use of Proceeds".

          (xi)   Accuracy of Exhibits.  There are no contracts or documents
                 --------------------
     which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits thereto which have not been so described and filed as required.

     (b) Representations and Warranties of the Transferor and the Transferor Member. Each of the Transferor and BMW FS, in its capacity as Transferor Member, jointly and severally represents and warrants to, and agrees with, each Underwriter as follows:

          (i)    Due Organization.  The Transferor has been duly formed and is
                 ----------------
     validly existing as a limited liability company under the Delaware Limited Liability Company Act, 6 Del. C. (S)(S) 18-101 et seq. (the "Delaware LLC Act"), and all filings required at the date hereof under the Delaware LLC Act with respect to the due formation and valid existence of the Transferor as a limited liability company have been made. The Transferor is in good standing and has a legal existence under the laws of the State of Delaware with power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and to perform its obligations under this Agreement and each Basic Document to which it is a party or by which it may be bound and the Securities. The Transferor is duly qualified as a foreign limited liability company to transact business and is in good standing in each jurisdiction

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     in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a Material Adverse Effect on it.

           (ii)  Transferor Member Interests.  BMW FS is the sole member of the
                 ---------------------------
     Transferor and, on the Closing Date, BMW FS will own its 100% membership interest in the Transferor free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively, "Liens") except as permitted by the Basic Documents. The Transferor Member's ownership interest in the Transferor is nontransferable to the extent provided in the Transferor LLC Agreement.

           (iii) No Material Adverse Change. Since the respective dates as of
                 --------------------------
     which information is given in the Registration Statement and the Prospectus, except as otherwise set forth therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Transferor whether or not arising in the ordinary course of business and (B) there have been no transactions entered into by the Transferor, other than those in the ordinary course of business, which are material with respect to such entity.

           (iv)  Absence of Defaults and Conflicts.  The Transferor is not in
                 ---------------------------------
     violation of the Transferor LLC Agreement or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it may be bound, or to which any of its properties or assets is subject, except for violations or defaults that, individually or in the aggregate, have not had, and are not reasonably expected to have, a Material Adverse Effect on it; the execution, delivery and performance by the Transferor of this Agreement, each Basic Document to which it is a party and the Securities, the consummation of the transactions contemplated herein and therein or in the Prospectus and compliance with its obligations hereunder and thereunder have been duly and validly authorized by all necessary action (corporate or otherwise) and will not conflict with or constitute a breach of, a default under, or result in the creation or imposition of any Lien (except as permitted by the Basic Documents) upon any of its property or assets pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it may be a party, by which it may be bound or to which any of its properties or assets is subject, except for conflicts, breaches, defaults or Liens that, individually or in the aggregate, will not have a Material Adverse Effect on it, nor will such action result in any violation of the provisions of the Transferor LLC Agreement, or any applicable law, administrative regulation or administrative or court decree.

           (v)   Absence of Proceedings.  There is no action, suit or proceeding
                 ----------------------
     before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Transferor or the Transferor Member, threatened, against or affecting the Transferor that is required to be disclosed in the Prospectus and that is not disclosed or that might reasonably be expected to have a Material Adverse Effect on the Transferor or that might reasonably be expected to materially and adversely affect its collective properties or assets or that might reasonably be expected to materially and

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     adversely affect the consummation of the Transferor LLC Agreement; all pending legal or governmental proceedings to which the Transferor is a party or of which any of its properties or assets is the subject that are not described in the Prospectus, including ordinary routine litigation incidental to their respective businesses, are, considered in the aggregate, not material.

          (vi)   Possession of Licenses and Permits.  The Transferor possesses
                 ----------------------------------
     all material certificates, authorities, licenses and permits issued by the appropriate state, federal or foreign regulatory agencies or bodies as are necessary to conduct the business now operated by it; all such certificates, authorities, licenses and permits are valid and in full force and effect except where such invalidity or failure to be in full force and effect does not have a Material Adverse Effect on the Transferor; and neither the Transferor nor the Transferor Member has received notice of any proceedings relating to the revocation or modification of any such certificate, authority, license or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

          (vii)  Authorization of this Agreement.  This Agreement has been duly
                 --------------------------------
     authorized, executed and delivered by the Transferor.

          (viii) Enforceability of Basic Documents. Each of the Basic Documents
                 ---------------------------------
     to which the Transferor is a party and the Transferor LLC Agreement has been duly executed and delivered by the Transferor, and, assuming the due authorization, execution and delivery thereof by the other parties thereto, will constitute the legal, valid and binding agreement of the Transferor, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (ix)   Incorporation of Representations and Warranties.  The
                 -----------------------------------------------
     representations and warranties of the Transferor in each of the Basic Documents to which it is a party are true and correct in all material respects and are hereby restated and incorporated by reference herein with the same effect as if set forth in full herein.

     (c)  Representations and Warranties of BMW FS, the UTI Beneficiary and the
          ---------------------------------------------------------------------
Vehicle Trust. BMW FS, on its own behalf and on behalf of BMW, the UTI
-------------
Beneficiary, the Vehicle Trust and the Trust, each to the extent indicated below, represents and warrants to, and agrees with, each Underwriter as follows:

          (i)    Due Organization of BMW FS.  BMW FS has been duly formed and is
                 --------------------------
     validly existing as a limited liability company under the Delaware LLC Act, and all filings required at the date hereof under the Delaware LLC Act with respect to the due formation and valid existence of BMW FS and as a limited liability company have been made. BMW FS is in good standing and has a legal existence under the laws of the State of Delaware with power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and to perform its

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     obligations under this Agreement and each Basic Document to which it is a party or by which it may be bound. BMW FS is duly qualified as a foreign limited liability company to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a Material Adverse Effect on it.

          (ii)  Due Organization of the UTI Beneficiary.  The UTI Beneficiary
                ---------------------------------------
     has been duly formed and is validly existing as a limited partnership under the Indiana Uniform Partnership Act, Ind. C. (S)(S) 23-4-1-1 et seq. (the "Indiana Partnership Act"), and all filings required at the date hereof under the Indiana Partnership Act with respect to the due formation and valid existence of the UTI Beneficiary as a limited partnership have been made; and the UTI Beneficiary has all requisite power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and the Partnership Agreement and to enter into and to perform its obligations under the Partnership Agreement and each Basic Document to which it is a party or by which it may be bound. The UTI Beneficiary is duly qualified or registered as a foreign partnership to transact business and is in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership of property or the conduct of business, except where the failure to so qualify or register would not have a Material Adverse Effect on it.

          (iii) Due Organization of Vehicle Trust.  The Vehicle Trust has been
                ---------------------------------
     qualified as a business trust under the Delaware Business Trust Act (12 Del. C. (S)3801, et seq.) (the "DBT Act") and all filings required at the date hereof under the DBT Act with respect to the due formation and valid existence of the Vehicle Trust as a business trust have been made; and the Vehicle Trust has all requisite power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and to perform its obligations under the each Basic Document to which it is a party or by which it may be bound. All filings required to be made in respect of the Vehicle Trust's status as a business trust under the laws of each state in which such filings are required have been made and are in full force and effect at the Closing Date, except where the failure to so file or to have in full force and effect would not have a Material Adverse Effect on it.

          (iv)   No Material Adverse Change.  Since the respective dates as of
                 --------------------------
     which information is given in the Prospectus, except as otherwise set forth therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of BMW FS, the UTI Beneficiary or the Vehicle Trust, whether or not arising in the ordinary course of business and (B) there have been no transactions entered into by any of BMW FS, the UTI Beneficiary or the Vehicle Trust other than those in the ordinary course of business, which are material.

          (v)    Absence of Defaults and Conflicts.  Neither BMW FS nor the UTI
                 ---------------------------------
     Beneficiary is in violation of its organizational or charter documents, bylaws, limited liability agreement, a partnership agreement, as the case may be, or in default in the performance or observance of any obligation, agreement, covenant or condition contained

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     in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it may be bound, or to which any of its properties or assets is subject, except for violations or defaults that, individually or in the aggregate, have not had, and are not reasonably expected to have, a Material Adverse Effect on it; the execution, delivery and performance by each of BMW FS and the UTI Beneficiary, as the case may be, of this Agreement, the BMW FS LLC Agreement, the Partnership Agreement and each Basic Document to which it is a party and the consummation of the transactions contemplated herein and therein and compliance by each of them with its obligations hereunder and thereunder have been duly and validly authorized by all necessary action (corporate or otherwise) and will not conflict with or constitute a breach of, or default under or result in the creation or imposition of any Lien (except as permitted by the Basic Documents) upon any of its property or assets pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it may be bound, or to which any of its properties or assets is subject, except for conflicts, breaches, defaults or Liens that, individually or in the aggregate, will not have a Material Adverse Effect on it, nor will such action result in any violation of the provisions of the entity's charter or organizational documents, bylaws, limited liability agreement, a partnership agreement, as the case may be, or any applicable law, administrative regulation or administrative or court decree.

          (vi)   Absence of Proceedings.  There is no action, suit or proceeding
                 ----------------------
     before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of BMW FS, threatened, against or affecting any of BMW FS, the UTI Beneficiary or the Vehicle Trust that is required to be disclosed in the Prospectus and that is not disclosed or that might reasonably be expected to have a Material Adverse Effect on any such entity or that might reasonably be expected to materially and adversely affect its properties or assets or that might reasonably be expected to materially and adversely affect the consummation of the transactions contemplated by this Agreement, the BMW FS LLC Agreement, the Partnership Agreement or any Basic Document to which any such entity is a party; and all pending legal or governmental proceedings to which any of BMW FS, the UTI Beneficiary or the Vehicle Trust is a party or of which any of their respective properties or assets is the subject that are not described in the Prospectus, including ordinary routine litigation incidental to their respective businesses, are, considered in the aggregate, not material.

          (vii)  Absence of Further Requirements.  No authorization, approval or
                 -------------------------------
     consent of any court, governmental authority or agency or any other person is necessary in connection with the execution, delivery and performance by BMW FS, the UTI Beneficiary or the Vehicle Trust of this Agreement or any Basic Document to which any of them is a party or the consummation by any of them of the transactions contemplated hereby or thereby, except such authorizations, approvals or consents as will have been obtained and are in full force and effect as of the Closing Date.

          (viii) Possession of Licenses and Permits. Each of BMW FS, the UTI
                 ----------------------------------
     Beneficiary and the Vehicle Trust possesses all material certificates, authorities, licenses and permits issued by the appropriate state, federal or foreign regulatory agencies or bodies as are necessary to conduct the business now operated by it; all such certificates, authorities, licenses and permits are valid and in full force and effect except where such invalidity or failure to be in full force and effect does not have a Material Adverse Effect on it; and none of such entities has received notice of any proceedings relating to the revocation or modification of any such certificate, authority, license or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect on it.

          (ix)   Authorization of this Agreement.  This Agreement has been duly
                 -------------------------------
     authorized, executed and delivered by BMW FS.

          (x)    Enforceability of Basic Documents.  As of the Closing Date,
                 ---------------------------------
     each Basic Document to which any of BMW FS, the UTI Beneficiary or the Vehicle Trust is a party, the BMW FS LLC Agreement and the Partnership Agreement has been duly executed and delivered by BMW FS, the UTI Beneficiary or the Vehicle Trust, as the case may be, and, assuming the due authorization, execution and delivery thereof by the other parties thereto, will constitute the legal, valid and binding agreement of such entity, as the case may be, enforceable against such entity in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (xi)   Title to SUBI Assets.  At the time of execution and delivery of
                 --------------------
     the SUBI Supplement on the Closing Date, the Vehicle Trust, will own the 2000-A Leases and hold marketable title to the 2000-A Vehicles, together with other rights relating to the 2000-A Vehicles and 2000-A Leases, being allocated as SUBI Assets, in each case free and clear of any Liens (except as permitted by the Basic Documents).

          (xii)  Absence of Assignment of SUBI Assets. As of the Closing Date,
                 ------------------------------------
     the Vehicle Trust has not assigned to any person any of its right, title or interest in any of the 2000-A Leases, related contract rights, 2000-A Vehicles or other related rights constituting the SUBI Assets, or has obtained the release of each such prior assignment.

          (xiii) Incorporation of Representations and Warranties.  The
                 -----------------------------------------------
     representations and warranties of each of BMW FS, the UTI Beneficiary and the Vehicle Trust in each of the Basic Documents to which it is a party are true and correct in all material respects and are hereby restated and incorporated by reference herein with the same effect as if set forth in full herein.

           (d)  Officer's Certificates.  Any certificate signed by any officer
                ----------------------
     of the Transferor, BMW FS, the UTI Beneficiary, the Vehicle Trust or any of their respective Affiliates and delivered to the Representative or to counsel for the Underwriters in connection with the issuance of the Securities or the offering of the Senior Notes or the Certificates shall be deemed a representation and warranty by the Transferor, BMW FS, the UTI Beneficiary, the Vehicle Trust or such Affiliate, as the case may be, as to the matters covered thereby, to each Underwriter.

     Section 2.  Purchase, Sale and Delivery of the Senior Notes.
                 -----------------------------------------------

     (a)  Purchase and Sale.  Subject to the terms and conditions and in
          -----------------
reliance upon the representations and warranties herein set forth, the Transferor agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Transferor, the aggregate principal amount of each class of Senior Notes set forth in Schedule I opposite the name of such Underwriter (plus any additional principal amount of Senior Notes which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9) at a purchase price equal to the following percentages of the aggregate initial principal balances thereof, in the case of (i) the Class A-1 Senior Notes, ________%, (ii) the Class A-2 Senior Notes, ________%,
(iii) the Class A-3 Senior Notes, ________% and (iv) the Class A-4 Senior Notes, ________%.

     (b)  Payment and Delivery.  Delivery of and payment of the purchase price
          --------------------
for the Senior Notes shall be made at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153 at 10:00 A.M., New York City time, on November __, 2000, or at such other time on such later date not more than three Business Days after the foregoing date as the Representative shall designate, which date and time may be postponed by agreement among the Representative, the Transferor and BMW FS or as provided in Section 9 (such date and time of delivery and payment being called the "Closing Date"). Pursuant to Rule 15c6-1(d) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Transferor, BMW FS and the Representative have agreed that the Closing Date will be not less than five Business Days following the date hereof.

     (c) Delivery of the Senior Notes shall be made to the Representative for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representative of the purchase price thereof to or upon the order of the Transferor by wire transfer payable in same-day funds to an account specified by the Transferor. Delivery of the Senior Notes shall be made through the facilities of The Depository Trust Company unless the Representative shall otherwise instruct. Certificates for the Senior Notes shall be made available for examination and packaging by the Underwriters in The City of New York not later than 10:00 A.M., New York City time, on the last Business Day prior to the Closing Date.

     Section 3.  Offering by Underwriters.  It is understood that the several
                 ------------------------
Underwriters propose to offer the Senior Notes for sale to the public as set forth in the Prospectus.

     Section 4.  Covenants of the Transferor and BMW FS.  The Transferor and BMW
                 --------------------------------------
FS jointly and severally covenant with each Underwriter as follows:

          (a) Compliance with Securities Laws; Filing of Amendments. The
              -----------------------------------------------------
     Transferor will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Senior Notes, the Transferor will not file any amendment of the Registration Statement or supplement to the Prospectus unless the Transferor has furnished the Representative a copy for review prior to filing and will not file any such proposed amendment or supplement to which the Representative shall reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Transferor will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representative of such timely filing. The Transferor will promptly advise the Representative (i) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (ii) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Senior Notes, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission or its staff for any amendment of the Registration Statement, or for any supplement to the Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Transferor of any notification with respect to the suspension of the qualification of the Senior Notes for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Transferor will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) Continued Compliance with Securities Laws. If, at any time when a
              -----------------------------------------
     prospectus relating to the Senior Notes is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the rules thereunder, the Transferor promptly will (i) notify the Representative of any such event, (ii) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section, an amendment or supplement which will correct such statement or omission or effect such compliance and (iii) supply any supplemented Prospectus to the Underwriters in such quantities as the Representative may reasonably request.

          (c) Rule 158. As soon as practicable, the Transferor will make
              --------
     generally available to the holders of the Senior Notes and to the Representative an earnings statement of the Transferor which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

          (d) Delivery of Registration Statements and Prospectuses. The
              ----------------------------------------------------
     Transferor will deliver to the Representative and counsel for the Underwriters, without charge, (i) signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits thereto), (ii) a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representative may reasonably request. The Transferor will pay the expenses of printing or other production of all documents relating to the offering. The copies of the Registration Statement, the Prospectus and each amendment or supplement thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (e) Blue Sky Qualifications. The Transferor will arrange, if
              -----------------------
     necessary, for the qualification of the Senior Notes for sale under the laws of such jurisdictions as the Representative may designate, will maintain such qualifications in effect so long as required for the distribution of the Senior Notes and, in any event, for a period of not less than a year from the Effective Date; provided that neither the Transferor nor BMW FS shall be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Senior Notes, in any jurisdiction where it is not now so subject. In each jurisdiction in which the Senior Notes have been so qualified, the Transferor will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the Effective Date. The Transferor will also supply the Underwriters with such information as is necessary for the determination of the legality of the offering and sale of the Senior Notes for investment under the laws of such jurisdictions as the Underwriters may reasonably request.

          (f) Rating of Senior Notes and Certificates. The Transferor shall take
              ---------------------------------------
     all reasonable action necessary to enable Moody's Investors Service, Inc. and Standard and Poor's Ratings Group, a Division of The McGraw-Hill Companies, Inc. (the "Rating Agencies") to provide the Class A-1 Senior Notes with the highest short-term rating, the remaining classes of Senior Notes with the highest long-term rating and the Certificates with at least an "A" rating or its equivalent at the Closing Date.

          (g) Use of Proceeds. The Transferor shall cause the Trust to use the
              ---------------
     net proceeds received by it from the sale of the Senior Notes in the manner specified in the Prospectus under "Use of Proceeds".

          (h) Restriction on Sale of Senior Notes. For a period of 60 days from
              -----------------------------------
     the date hereof, none of the Transferor, BMW FS or any of their respective Affiliates will, without the prior written consent of the Representative, directly or indirectly, offer, sell or contract to sell or announce the offering of, in a public or private transaction, any other collateralized securities similar to the Senior Notes or the Certificates.

          (i) Reporting Requirements. The Transferor will file with the
              ----------------------
     Commission such reports on Form SR as may be required pursuant to Rule 463 under the Act and, during the period when the Prospectus is required to be delivered under the Act, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act.

          (j) Reports, Statements and Certificates. So long as any Senior Notes
              ------------------------------------
     are outstanding, the Transferor or BMW FS, as the case may be, will deliver or cause to be delivered to the Representative, as soon as copies become available, copies of (i) each payment date certificate delivered to the Indenture Trustee pursuant to Section [8.03] of the Indenture, (ii) the annual report as to compliance by a firm of independent public accountants delivered pursuant to Section 2.11 of the SUBI Servicing Supplement, (iii) the officer's certificate delivered by the Servicer pursuant to Section 2.12 of the SUBI Servicing Supplement,
     (iv) each periodic report required to be filed by the Transferor with the Commission pursuant to the Exchange Act, or any order of the Commission thereunder, and (v) such other information with respect to the Securities concerning the Transferor, BMW FS, BMW LP General Partner, the UTI Beneficiary, the Vehicle Trust or the Trust as the Representative may reasonably request from time to time.

     Section 5.  Payment of Expenses.  The Transferor shall pay all of its own
                 -------------------
expenses incident to the performance of its obligations under this Agreement, including without limitation (i) the preparation, printing and filing of the Registration Statement (including exhibits thereto) as originally filed and of each amendment thereto, (ii) the preparation, reproduction and delivery to the Underwriters of this Agreement, any Agreement among Underwriters, each Basic Document and such other documents as may be required in connection with the issuance of the Securities or the offering, purchase, sale or delivery of the Senior Notes and the Certificates, (iii) the preparation, issuance and delivery of the certificates for the Senior Notes to the Underwriters, (iv) the fees and expenses of the counsel, accountants and other advisors of the Transferor, BMW FS, the UTI Beneficiary and their respective Affiliates in connection with the transactions contemplated by this Agreement and the Purchase Agreement, (v) the qualification of the Senior Notes under state securities laws in accordance with the provisions of Section 4(e), including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith, (vi) the fees and expenses of the Vehicle Trustee, the Owner Trustee, the Indenture Trustee and the Administrator, including the reasonable fees and disbursements of their respective counsel, in connection with the transactions contemplated by this Agreement and the Purchase Agreement and (vii) any fees payable to the Rating Agencies in connection with the rating of the Senior Notes and the Certificates.

     Section 6.  Conditions of the Obligations of the Underwriters.  The
                 -------------------------------------------------
obligations of the several Underwriters to purchase the Senior Notes shall be subject to the accuracy of the representations and warranties on the part of the Transferor and BMW FS contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Transferor, BMW FS and the respective Affiliates made in any certificates pursuant to the provisions hereof, to the performance by the Transferor and BMW FS of their respective obligations hereunder and to the following additional conditions:

         (a)  Effectiveness of Registration Statement.  If the Registration
              ---------------------------------------
     Statement has not become effective prior to the Execution Time, unless the Representative agrees in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 P.M., New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 P.M., New York City time, on such date or (ii) 9:30 A.M., New York City time, on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 P.M., New York City time, on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

         (b)  Accountants' Comfort Letter.  On the Closing Date, the
              ---------------------------
     Representative, BMW FS and the Transferor shall have received from KPMG Peat Marwick LLP a letter or letters dated the Closing Date, in form and substance as previously agreed to by the Representative and otherwise satisfactory in form and substance to the Representative confirming that they are independent accountants within the meaning of the Act and the application rules and regulations adopted by the Commission thereunder and containing statements and information of the type ordinarily included in accountants' "comfort letters", with respect to certain financial, statistical and other information contained in the Prospectus.

         (c)  Officers' Certificates.  Each of the Transferor, BMW FS and the
              ----------------------
     UTI Beneficiary shall have furnished to the Representative a certificate of each of the Transferor and BMW FS, signed by its Chairman of the Board, President, any Vice President, the Treasurer, any Assistant Treasurer, the principal financial officer, the principal accounting officer or any of the foregoing officers of its general partner, as applicable, dated the Closing Date, to the effect that the signer of such certificate have carefully examined the Registration Statement, the Prospectus, any supplements to the Prospectus and this Agreement and that to the best of his knowledge after reasonable investigation, (i) since the date of the Prospectus (exclusive of any supplement thereto), there has been no event that has had a Material Adverse Effect on the Transferor, BMW FS or the UTI Beneficiary, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto), (ii) the representations and warranties of the Transferor and BMW FS and the UTI Beneficiary, as the case may be, in this Agreement and the Basic Documents to which it is a party, are true and correct, (iii) the Transferor, BMW FS and the UTI Beneficiary, as the case may be, has complied with the agreements and satisfied the conditions on its part to be performed or satisfied at or prior to the Closing Date and (iv) in the case of the Transferor and BMW FS only, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission (or, if a stop order has been issued, such order has been subsequently lifted).

         (d)  Opinion of In-House Counsel.  On the Closing Date, the
              ---------------------------
     Representative shall have received the favorable opinion of David Cordero, Esq., in-house counsel to the Transferor and BMW FS, dated the Closing Date and in form and substance satisfactory to the Representatives to the effect that:

              (i) Each of the Transferor and BMW FS is a Delaware limited liability company organized under the Delaware LLC Act, is current in the payment of fees due to the Delaware Department of State and is in good standing and has a legal existence; the Transferor has power and authority to carry on its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and each Basic Document to which it is a party and is duly qualified as a foreign limited liability company to transact business and is in good standing in each jurisdiction where the failure to qualify would have a Material Adverse Effect on it.

              (ii) None of (A) the execution and delivery of this Agreement, the Purchase Agreement or any Basic Document to which it is a party,
         (B) the issuance of the Securities and sale of the Senior Notes and the Certificates, (C) the consummation of any other transactions contemplated hereby or thereby or (D) the fulfillment of the terms hereof or thereof will conflict with, result in a breach of or constitute a default under, or with the giving of notice or the passage of time or both, would constitute a default under or result in the creation or imposition of any Lien (except as permitted by the Basic Documents), charge or encumbrance upon any property or assets of the Transferor, BMW FS or the UTI Beneficiary pursuant to (1) the Transferor LLC Agreement, the BMW FS LLC Agreement or the Partnership Agreement, as the case may be, (2) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument known to such counsel to which such entity is a party or bound or to which its or their property is subject or (3) any statute, law, rule, regulation, judgment, order or decree known to such counsel to be applicable to such entity of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over such entity or any of its properties.

              (iii) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated hereby, by the Purchase Agreement or the Basic Documents to which the Transferor, BMW FS or the UTI Beneficiary is a party, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and sale of the Senior Notes by the Underwriters in the manner contemplated in this Agreement and in the Prospectus and such other consents, approvals, authorizations, filings and orders (specified in such opinion) which have previously been obtained and are in full force and effect as of the Closing Date.

              (iv) To the knowledge of such counsel, each of the Transferor, BMW FS, the UTI Beneficiary and the Vehicle Trust has obtained all material licenses, permits and other governmental authorizations that are necessary to the conduct of its business; such licenses, permits and other governmental authorizations are in full force and effect, and each of the Transferor, BMW FS, the UTI Beneficiary and the Vehicle Trust is in all material respects complying therewith; and each of the Transferor, BMW FS, the UTI Beneficiary and the Vehicle Trust is otherwise in compliance with all laws, rules, regulations and statutes of any jurisdiction to which it is subject, except where non-compliance would not have a Material Adverse Effect on such entity.

              (v) To the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Transferor, BMW FS, the UTI Beneficiary or the Vehicle Trust or their property that
         (A) is of a character required to be disclosed in the Registration Statement and is not so disclosed, (B) asserts the invalidity of this Agreement, the Transferor LLC Agreement, the BMW FS LLC Agreement, the Partnership Agreement, any Basic Document or the Senior Notes, (C) seeks to prevent the issuance of the Senior Notes or the consummation of any of the transactions contemplated by this Agreement or any Basic Document, (D) would, if determined adversely to any such entity, materially and adversely affect the validity or enforceability of, this Agreement, the Transferor LLC Agreement, the BMW FS LLC Agreement or the Partnership Agreement, as the case may be, or have a Material Adverse Effect on it.

              (vi) The Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than any financial, numerical or statistical information contained therein, and the Trustee's Statement of Eligibility on Form T-1, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Trust Indenture Act and the respective rules thereunder; and such counsel has no reason to believe that on the Effective Date or at the Execution Time the Registration Statement contained any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than any financial, numerical or statistical information contained therein, as to which such counsel need express no opinion).

         (e)  Opinion of Special Counsel for the Transferor and BMW FS.  On the
              --------------------------------------------------------
     Closing Date, the Representative shall have received the favorable opinion of Weil, Gotshal & Manges LLP, special counsel for the Transferor and BMW FS, dated the Closing Date and in form and substance satisfactory to the Representative, to the effect that:

              (i) This Agreement has been duly authorized, executed and delivered by the Transferor and BMW FS.

              (ii) The Indenture has been duly authorized and duly qualified under the Trust Indenture Act and, when duly executed and delivered by the Trust and the Indenture Trustee, will constitute a valid and binding agreement of the Trust, enforceable against the Trust in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

              (iii) The Senior Notes have been duly and validly authorized and, when executed, issued, authenticated and delivered pursuant to the Indenture, and delivered against payment of the consideration specified in this Agreement, will be duly and validly issued and outstanding, constitute valid and binding obligations of the Trust, enforceable against the Trust in accordance with their terms, and will be entitled to the benefits of the Indenture. The Certificates have been duly and validly authorized and, when executed, issued, authenticated and delivered pursuant to the Trust Agreement, and delivered against payment of the consideration specified in the Purchase Agreement, will be duly and validly issued and outstanding and entitled to the benefits of the Trust Agreement.

              (iv) The Transferor LLC Agreement, the BMW FS LLC Agreement and each Basic Document to which any of the Transferor, BMW FS or the UTI Beneficiary is a party has been duly executed and delivered by the Transferor, BMW FS and the UTI Beneficiary, as the case may be, and, assuming the due authorization, execution and delivery thereof by the other parties thereto, will constitute the legal, valid and binding agreement of such entity, as the case may be, enforceable against such entity in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

              (v) The statements in the Prospectus under the captions "Summary", "Risk Factors", "Description of the Senior Notes", "Security for the Securities" and "Additional Document Provisions", insofar as such statements purport to summarize certain terms or provisions of the SUBI Certificates, the Securities and the Basic Documents, provide a fair summary of such provisions and the statements in the Prospectus under the captions "Risk Factors", "Additional Document Provisions", "Additional Legal Aspects of the Vehicle Trust and the SUBIs", "Additional Legal Aspects of the Specified Leases and the Specified Vehicles", "Material United States Federal Income Tax Consequences" and "Certain ERISA Considerations", to the extent that they constitute matters of law, summaries of legal matters, documents or proceedings or legal conclusions relating to U.S. federal law or the laws of the States of Delaware or New York have been prepared or reviewed by such counsel and provide a fair summary in all material respects (and such counsel may state for clarification that it expresses no opinion as to whether such statements omit to state a material fact required to be stated therein).

              (vi) The Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to

        Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than financial, numerical or statistical statements and other financial information contained therein, and the Trustee's Statement of Eligibility on Form T-1, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Trust Indenture Act and the respective rules thereunder; and such counsel has no reason to believe that on the Effective Date or at the Execution Time the Registration Statement contained any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than any financial, numerical or statistical information contained therein, as to which such counsel need express no opinion).

              (vii) None of BMW FS, the Transferor, the UTI Beneficiary, the Vehicle Trust or the Trust are and, after giving effect to the offering and sale of the Senior Notes and the application of the proceeds thereof as described in the Prospectus, will be, an "investment company" as defined in the Investment Company Act of 1940, as amended.

              (viii) Under the Uniform Commercial Code as in effect in the State of New York (the "NYUCC"), the execution and delivery of the Indenture and the delivery for value to and taking of physical possession in the State of New York by the Indenture Trustee of the SUBI Certificates will create a valid first priority perfected security interest, for the benefit of the Indenture Trustee on behalf of the holders of the Senior Notes, in the Trust's and the Owner Trustee's right, title and interest in the SUBI Certificates.

              (ix) Under the NYUCC, the provisions of the Issuer SUBI Certificate Transfer Agreement are effective to create a valid security interest, in favor of the Trust, in the Transferor's rights in all security entitlements with respect to financial assets now or hereafter credited to the account established as the Reserve Fund (as defined in the Trust Agreement) (such security entitlements, the "Pledged Security Entitlements"). The provisions of the Indenture are effective to create a valid security interest in favor of the Indenture Trustee, to secure payment of the Senior Notes, in the Trust's right in the Pledged Security Entitlements.

              (x) Under the NYUCC, the provisions of the Control Agreement are effective to perfect the security interest of the Indenture Trustee in the Pledged Security Entitlements.

            (xi) Under the NYUCC, no security interest of any other creditor of the Trust will be prior to the security interest of the Indenture Trustee in the Pledged Security Entitlements.

            (xii) All descriptions in the Registration Statement of the Basic Documents or other contracts or documents filed as exhibits to the Registration Statement to which the Transferor, BMW FS or any of their respective Affiliates is a party are accurate in all material respects; to the best of such counsel's knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

     (f)  Opinion of Special Delaware Counsel for the Transferor and BMW FS. On
          -----------------------------------------------------------------
the Closing Date, the Representative shall have received the favorable opinion of Richards, Layton & Finger P.A., special Delaware counsel for the Transferor and BMW FS, dated the Closing Date and in form and substance satisfactory to the Representative, to the effect that:

            (i) Each of the Transferor and BMW FS has been duly formed and is validly existing in good standing as a limited liability company under the laws of the State of Delaware.

            (ii) Under the Transferor LLC Agreement and the BMW FS LLC Agreement, as the case may be, and the Delaware LLC Act, each of the Transferor and BMW FS has all necessary limited liability company power and authority to execute and deliver, and to perform its obligations under, the Transferor LLC Agreement and the BMW FS LLC Agreement, as the case may be, and the Basic Documents to which it is a party.

            (iii) Under the Transferor LLC Agreement and the BMW FS LLC Agreement, as the case may be, and the Delaware LLC Act, the execution and delivery by each of the Transferor and BMW FS of the Transferor LLC Agreement and the BMW FS LLC Agreement, as the case may be, and the Basic Documents to which it is a party, and the performance by it of its obligations thereunder, have been duly authorized by all necessary limited liability company action on the part of the Transferor and BMW FS.

            (iv) Each of the Vehicle Trust and the Trust has been duly formed and is validly existing in good standing as a business trust under the laws of the State of Delaware.

            (v) Under the Vehicle Trust Agreement and the Trust Agreement, as the case may be, and the DBT Act, each of the Vehicle Trust and the Trust has all necessary business trust power and authority to execute, deliver, and to perform its obligations under, the Basic Documents to which it is a party.

            (vi) Under the Vehicle Trust Agreement and the Trust Agreement, as the case may be, and the DBT Act, the execution and delivery by each of the Vehicle Trust and the Trust of the Basic Documents to which it is a party, and the performance by it thereunder, have been duly authorized by all necessary business trust action on the part of the Vehicle Trust and the Trust.

            (vii) Each of the Transferor LLC Agreement, the BMW FS LLC Agreement, the Vehicle Trust Agreement and the Trust Agreement is a legal, valid and binding agreement of the parties thereto, enforceable against such parties, in accordance with its terms.

            (viii) The SUBI Certificates have been duly and validly authorized and, when executed, authenticated and delivered in accordance with the Vehicle Trust Agreement and the SUBI Supplement, will be duly and validly issued and outstanding and entitled to the benefits of the Vehicle Trust Agreement and the SUBI Supplement.

            (ix) Under (S)3805(b) of the DBT Act, no creditor of any holder of a UTI Certificate or a SUBI Certificate shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of the Vehicle Trust except in accordance with the terms of the Vehicle Trust Agreement and the SUBI Supplement.

            (x) Under (S)3805(b) of the DBT Act, no creditor of any holder of a Trust Certificate shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of the Issuer except in accordance with the terms of the Trust Agreement and the SUBI Supplement.

            (xi) To the extent that Article 9 of the Uniform Commercial Code in effect in the State of Delaware (the "UCC") is applicable (without regard to conflict of laws principles), and assuming that the security interest created by the Indenture in the Collateral has been duly created and has attached, upon the filing of the Financing Statement with the Secretary of State, the Indenture Trustee will have a perfected security interest in that portion of the Trust's right in such collateral and the proceeds thereof that constitutes "accounts", "general intangibles" or "chattel paper", as such terms are defined in the UCC, and such security interest will be prior to any other security interest granted by the Issuer that is perfected solely by the filing of financing statements under the UCC, excluding purchase money security interests under (S)9-312(4) of the UCC and temporarily perfected security interests in proceeds under (S)9-306(3) of the UCC.

            (xii) The SUBI Certificates constitute "certificated securities" and "securities" under the UCC.

            (xiii) The Certificates and the Subordinated Notes have been duly and validly authorized and, when executed, authenticated and delivered in accordance with the Trust Agreement, in the case of (A) the Subordinated Notes, will be legal, valid and binding obligations of the Trust, enforceable against the Trust in accordance with their terms and will be entitled to the benefits of the Trust Agreement, and (B) the Certificates, will be duly and validly issued and outstanding and entitled to the benefits of the Trust Agreement.

     (g)  Special Indiana Counsel to the UTI Beneficiary. On the Closing Date,
          ----------------------------------------------
the Representative shall have received the favorable opinion of _____________, special Indiana counsel to the UTI Beneficiary, dated the Closing Date and in form and substance satisfactory to the Representative, to the effect that:

            (i) The UTI Beneficiary is a Indiana limited partnership duly formed and validly existing under the Indiana Partnership Act, is current in the payment of fees due to the State of Indiana and is in good standing and has a legal existence; the UTI Beneficiary has power and authority to carry on its business as described in the Prospectus and to enter into and perform its obligations under each Basic Document to which it is a party and is duly qualified as a foreign limited partnership to transact business and is in good standing in each jurisdiction where the failure to qualify would have a Material Adverse Effect on it.

            (ii) Under the Indiana Partnership Act and the Partnership Agreement, the UTI Beneficiary has all necessary partnership power and authority to execute and deliver, and to perform its obligations under the Partnership Agreement and the Basic Documents to which it is a party.

            (iii) Under the Indiana Partnership Act and the Partnership Agreement, the execution and delivery by the UTI Beneficiary of the Basic Documents to which it is a party, and the performance by it of its obligations thereunder, have been duly authorized by all necessary partnership action on the part of the UTI Beneficiary.

            (iv) The Partnership Agreement has been duly executed and delivered by BMW Facility Partners and the BMW LP General Partner and, assuming the due authorization by the parties thereto, constitutes the legal, valid and binding agreement of BMW Facility Partners and the BMW LP General Partner enforceable against each such entity in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (h)  Opinion of Special Bankruptcy Counsel to the Transferor and BMW FS. On
          ------------------------------------------------------------------
the Closing Date, the Representative shall have received the favorable opinion of Weil, Gotshal & Manges LLP, special bankruptcy counsel to the Transferor and

BMW FS, dated the Closing Date and in form and substance satisfactory to the Representative, with respect to (i) certain nonconsolidation bankruptcy matters and (ii) certain back-up security interest matters.

     (i)  Opinion of Counsel for Indenture Trustee.  On the Closing Date, the
          ----------------------------------------
Representative shall have received the favorable opinion of ______________, counsel to the Indenture Trustee, dated the Closing Date and in form and substance satisfactory to the Representative to the effect that:

            (i) The Chase Manhattan Bank has been duly incorporated and is validly existing as a New York banking corporation, in good standing under the laws of the New York with full power and authority (corporate and other) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations as Indenture Trustee under each Basic Document to which it is a party.

            (ii) Each Basic Document to which the Indenture Trustee is a party has been duly authorized, executed and delivered by the Indenture Trustee and, assuming the due authorization, execution and delivery thereof by the other parties thereto, will constitute a legal, valid and binding obligation of the Indenture Trustee enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            (iii) The Senior Notes have been duly executed, authenticated and delivered by the Indenture Trustee.

            (iv) Neither the execution nor delivery by The Chase Manhattan Bank of each Basic Document to which it is a party nor the consummation of any of the transactions by the Indenture Trustee contemplated thereby require the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to, any governmental authority or agency under any existing federal or state law governing the banking or trust powers of the Indenture Trustee.

            (v) The execution and delivery of each Basic Document to which the Indenture Trustee is a party and the performance by the Indenture Trustee of its terms do not conflict with or result in a violation of (A) any federal or state law or regulation governing its banking or trust powers, (B) its Articles of Association or Bylaws or (C) to the best knowledge of such counsel, any indenture, lease or material agreement to which it is a party or to which its assets are subject.

     (j)  Opinion of Counsel for Vehicle Trustee.  On the Closing Date, the
          --------------------------------------
Representative shall have received the favorable opinion of ________________, counsel to the Vehicle Trustee, dated the Closing Date and satisfactory in form and substance to the Representative, to the effect that:

            (i) Chase Manhattan Bank USA, National Association has been duly incorporated and is validly existing as a national banking association, in good standing under the federal laws of the United States of America with full power and authority (corporate and other) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations as Vehicle Trustee under each Basic Document to which it is a party.

            (ii) Each Basic Document to which the Vehicle Trustee is a party has been duly authorized, executed and delivered by the Vehicle Trustee and, assuming the due authorization, execution and delivery thereof by the other parties thereto, will constitute a legal, valid and binding obligation of the Vehicle Trustee enforceable in accordance with its respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            (iii) To the best of their knowledge and information, the Vehicle Trustee is duly qualified as a foreign corporation to transact business and is in good standing in ______, ______, ______ and ______.

            (iv) The SUBI Certificates have been duly executed, authenticated and delivered by the Vehicle Trustee.

            (v) Neither the execution nor delivery by the Vehicle Trustee of each Basic Document to which it is a party nor the consummation of any of the transactions by the Vehicle Trustee contemplated thereby require the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to, any person or entity, including any governmental authority or agency under any existing federal or state law.

            (vi) The execution and delivery of each Basic Document to which the Vehicle Trustee is a party and the performance by the Vehicle Trustee of their respective terms do not conflict with or result in a violation of its articles of incorporation or by-laws of the Vehicle Trustee or, to the best of such counsel's knowledge, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party, by which it may be bound or to which any of its property or assets is subject.

     (k)  Opinion of Counsel for the Owner Trustee.  On the Closing Date, the
          ----------------------------------------
Representative shall have received the favorable opinion of Richards, Layton & Finger P.A., counsel to the Owner Trustee, dated the Closing Date and satisfactory in form and substance to the Representative to the effect that:

            (i) The Wilmington Trust Company has been duly incorporated and is validly existing as a Delaware banking corporation, in good standing under the laws of the Delaware with full power and authority (corporate and other) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations as Vehicle Trustee under each Basic Document to which it is a party.

            (ii) Each Basic Document to which the Owner Trustee is a party has been duly authorized, executed and delivered by the Owner Trustee and, assuming the due authorization, execution and delivery thereof by the other parties thereto, will constitute the legal, valid and binding obligation of the Owner Trustee enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            (iii) Neither the execution nor delivery by the Owner Trustee of each Basic Document to which it is a party nor the consummation of any of the transactions by the Owner Trustee contemplated thereby require the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to, any governmental authority or agency under any existing federal or state law governing the banking or trust powers of the Owner Trustee, other than those consents, approvals or authorizations as have been obtained and the filing of the Certificate of Trust with the Secretary of State of the State of Delaware.

            (iv) Each of the Senior Notes, Certificates and the Subordinated Notes have been duly executed, authenticated and delivered by the Owner Trustee.

            (v) The execution and delivery of each Basic Document to which the Owner Trustee is a party and the performance by the Owner Trustee of its terms do not conflict with or result in a violation of (A) any federal or state law or regulation governing its banking or trust powers, (B) its Articles of Association or Bylaws or (C) to the best knowledge of such counsel, any indenture, lease or material agreement to which it is a party or to which its assets are subject.

     (l)  Opinion of Counsel for the Underwriters.  On the Closing Date, the
          ---------------------------------------
Representative shall have received the favorable opinion, dated as of the Closing Date, of Brown & Wood llp, counsel for the Underwriters, in form and substance satisfactory to the Representative. In rendering such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel reasonably satisfactory to the Representative.

     (m)  Reliance Letters.  Counsel to the Transferor and BMW FS shall provide
          ----------------
reliance letters to the Representative relating to each legal opinion relating to the transaction contemplated hereby rendered to the Owner Trustee, the Vehicle Trustee, the Indenture Trustee or either Rating Agency.

     (n)  Maintenance of Rating. On the Closing Date, (i) the Senior Notes shall
          ---------------------
be rated by each Rating Agency in its highest rating category and (ii) the Certificates shall be rated by each Rating Agency at least "A" or its equivalent, and the Transferor and BMW FS shall have delivered to the Representative a letter dated the Closing Date from each Rating Agency, or other evidence satisfactory to the Representative, confirming that the Senior Notes and Certificates have such ratings; and since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to the Senior Notes and Certificates or any other securities of the Transferor or BMW FS by any "nationally recognized statistical rating agency", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and no such securities rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Senior Notes and Certificates or any other securities of the Transferor or BMW FS.

     (o)  Additional Documents.  Prior to the Closing Date, counsel for the
          --------------------
Underwriters shall have been furnished with such documents and opinions as it may reasonably require for the purpose of enabling it to pass upon the issuance of the Securities and the sale of the Senior Notes as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Transferor, BMW FS, the UTI Beneficiary and their respective Affiliates in connection with the foregoing shall be reasonably satisfactory in form and substance to counsel for the Underwriters.

     (p)  Termination of Agreement. If any condition specified in this Section
          ------------------------
shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects satisfactory in form and substance to the Representative and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representative. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

     Section 7. Reimbursement of Underwriters' Expenses. If the sale of the
                ---------------------------------------
Senior Notes provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 is not satisfied, because of any termination pursuant to Section 10 or because of any refusal, inability or failure on the part of the Transferor or BMW FS to perform or cause to be performed any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Transferor and BMW FS will jointly and severally reimburse the Underwriters severally through the Representative on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Senior Notes.

     Section 8.   Indemnification and Contribution.
                  --------------------------------

     (a) The Transferor and BMW FS jointly and severally agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Senior Notes as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Transferor and BMW FS will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Transferor by or on behalf of any Underwriter through the Representative specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Transferor or BMW FS may otherwise have.

     (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Transferor and BMW FS, each of their directors, each of their officers who signs the Registration Statement, and each person who controls either the Transferor or BMW FS within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Transferor and BMW FS to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Transferor or BMW FS by or on behalf of such Underwriter through the Representative specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Transferor and BMW FS acknowledge that the following information set forth under the heading "Underwriting" in the Prospectus constitutes the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the Prospectus: (i) the list of Underwriters and their respective participation in the sale of the Senior Notes,
(ii) the sentences in the third paragraph related to concessions and reallowances and (iii) the sixth paragraph relating to stabilization, syndicate covering transactions and penalty bids.

     (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof; but the failure to so notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

     (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section is unavailable or insufficient to hold harmless an indemnified party for any reason, the Transferor, BMW FS and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively, the "Losses") to which the Transferor, BMW FS and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Transferor and BMW FS on the one hand and by the Underwriters on the other from the offering of the Senior Notes; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Senior Notes) be responsible for any amount in excess of the underwriting discount or commission applicable to the Senior Notes purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Transferor, BMW FS and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Transferor and BMW FS on one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Transferor shall be deemed to be equal to the total net proceeds from the offering of the Senior Notes (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Transferor or BMW FS on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Transferor, BMW FS and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Transferor or BMW FS within the meaning of either the Act or the Exchange Act, each officer of the Transferor or BMW FS who shall have signed the Registration Statement and each director of the Transferor or BMW FS shall have the same rights to contribution as the Transferor and BMW FS, subject in each case to the applicable terms and conditions of this paragraph (d).

     Section 9. Default by an Underwriter. If any one or more Underwriters shall
                -------------------------
fail to purchase and pay for any of the Senior Notes agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Senior Notes set forth opposite their names in Schedule I hereto bears to the aggregate principal amount of Senior Notes set forth opposite the names of all the remaining Underwriters) the Senior Notes which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Senior Notes which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Senior Notes set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Senior Notes, and if such nondefaulting Underwriters do not purchase all the Senior Notes, this Agreement will terminate without liability to any nondefaulting Underwriter, the Transferor or BMW FS. In the event of a default by any Underwriter as set forth in this Section, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representative shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Transferor and any nondefaulting Underwriter for damages occasioned by its default hereunder.

     Section 10. Termination of Agreement. This Agreement shall be subject to
                 ------------------------
termination, in the absolute discretion of the Representative, by notice given to the Transferor and BMW FS prior to delivery of and payment for the Senior Notes, if at any time prior to such time (i) if there has been, since the Execution Time or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Transferor, BMW FS, the UTI Beneficiary or the Vehicle Trust, whether or not arising in the ordinary course of business which, in the judgment of the Representative, materially impairs the investment quality of the Senior Notes or makes it impractical or inadvisable to market the Senior Notes,
(ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representative, impractical or inadvisable to proceed with the offering or delivery of the Senior Notes as contemplated by the Prospectus (exclusive of any supplement thereto).

     Section 11. Representations and Indemnities to Survive. The respective
                 ------------------------------------------
agreements, representations, warranties, indemnities and other statements of the Transferor, BMW FS or their respective officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Transferor or any of the officers, directors, employees, agents or controlling persons referred to in Section 8, and will survive delivery of and payment for the Senior Notes. The provisions of Sections 7 and 8 shall survive the termination or cancellation of this Agreement.

     Section 12. Notices. All communications hereunder will be in writing and
                 -------
effective only on receipt, and, if sent to the Representative, will be mailed, delivered or telefaxed to the Salomon Smith Barney Inc. General Counsel (fax no.: (212) 816-7912), and confirmed to the General Counsel, Salomon Smith Barney Inc., at 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel; notices to the Transferor or BMW FS, will be mailed, delivered or telefaxed to it at 300 Chestnut Ridge Road, Woodcliff Lake, New Jersey 07675,
Attention: General Counsel.

     Section 13. Successors. This Agreement shall inure to the benefit of and be
                 ----------
binding upon the parties and the officers, directors, employees, agents and controlling persons referred to in Section 8, and no other person will have any right or obligation hereunder.

     Section 14. Applicable Law. This agreement shall be governed by and
                 --------------
construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

     Section 15. Counterparts. This Agreement may be signed in one or more
                 ------------
counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

     Section 16. Headings. The section and paragraph headings herein are for
                 --------
convenience only and shall not effect the construction hereof.

     Section 17. Definitions. The terms which follow shall have the meanings
                 -----------
indicated:

          "Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Affiliate" has the meaning of the term "affiliate" as such term is defined in Rule 501(b) under the Act.

          "Business Day" means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

          "Commission" means the Securities and Exchange Commission.

          "EDGAR" means the Electronic Data Gathering and Retrieval system of the Commission.

          "Effective Date" means each date and time that the Registration Statement, any post-effective amendment or amendments thereto became or become effective.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Execution Time" means the date and time that this agreement is executed and delivered by the parties hereto.

          "Material Adverse Effect" means, with respect to any entity, a material adverse effect on the condition, financial or otherwise, earnings, business affairs or business prospects, whether or not arising out of the ordinary course of business, of such entity, or the ability of such entity to perform its obligations under this Agreement and each Basic Document to which it is a party or by which it is bound.

          "Preliminary Prospectus" means any preliminary prospectus referred to in Section 1(a) and any preliminary prospectus included in the Registration Statement at the Effective Date that omits the Rule 430A Information.

          "Prospectus" means the prospectus relating to the Senior Notes that is first filed with the Commission pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, means the form of final prospectus relating to the Senior Notes included in the Registration Statement at the Effective Date, including the Rule 430A information.

          "Registration Statement" means the registration statement referred to in Section 1(a)(i), including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

          "Rule 430A Information" means information with respect to the Senior Notes and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

          "Rule 424" and "Rule 430A" refer to such rules under the Act.

          "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement among the Underwriters, the Transferor and BMW FS in accordance with its terms.

                                   Very truly yours,

                                   BMW AUTO LEASING LLC,
                                   a Delaware limited liability company


                                   By:  BMW FINANCIAL SERVICES NA, LLC,
                                        a Delaware limited liability company


                                   By:_______________________________________
                                      Name:
                                      Title:

                                   BMW FINANCIAL SERVICES NA, LLC,
                                      a Delaware limited liability company

                                   By:_______________________________________
                                      Name:
                                      Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

SALOMON SMITH BARNEY, INC.
   for itself and as Representative of the
   Underwriters named in Schedule I hereto


By:__________________________________
   Name:
   Title:

                                                                      SCHEDULE I



                                               Principal Amount of    Principal Amount of    Principal Amount of
                                                 Class A-1 Senior       Class A-2 Senior       Class A-3 Senior
Name of Underwriter                                   Notes                  Notes                  Notes
-------------------                            -------------------    -------------------    -------------------
Salomon Smith Barney Inc......................   $                      $                      $

Banc One Capital Markets, Inc.................
Banc of America Securities LLC................
                                                 -----------------      -----------------      -----------------
Chase Securities Inc..........................
                                                 -----------------      -----------------      -----------------
     Total....................................   $                      $                      $
                                                 =================      =================      =================


                                               Principal Amount of
                                                Class A-4 Senior
Name of Underwriter                                   Notes
-------------------                            -------------------
Salomon Smith Barney Inc......................   $

Banc One Capital Markets, Inc.................
Banc of America Securities LLC................

Chase Securities Inc..........................
                                                 -----------------
     Total....................................   $
                                                 =================

                                     SA-1